SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 20, 2001


                             PS BUSINESS PARKS, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


   CALIFORNIA                            1-10709               95-4300881
   ----------                            -------               ----------
(State or Other Jurisdiction     (Commission File Number)   (I.R.S. Employer
   of Incorporation)                                      Identification Number)


               701 WESTERN AVENUE, GLENDALE, CALIFORNIA 91201-2397
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (818) 244-8080
                                                           --------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS
         --------
         99.1     Press release dated November 20, 2001.

ITEM 9.  REGULATION FD DISCLOSURE

         On November 20, 2001, the Company issued a press release announcing the acquisition of a business park, the formation of a joint venture and the disposition of a property. The Company is attaching the press release as Exhibit 99.1 to this Current Report on Form 8-K. The information included pursuant to this Item 9 (including the exhibits) shall not be deemed to be incorporated by reference into any filing made by the Company pursuant to the Securities Act of 1933, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                         PS BUSINESS PARKS, INC.


Date:  November 20, 2001                                   By: /S/ JACK CORRIGAN
                                                               -----------------
                                                                   Jack Corrigan
                                      Vice President and Chief Financial Officer